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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            -----------------------


                                   FORM 8-K


                                 CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 31, 2002





                             GENESIS ENERGY, L.P.
            (Exact name of registrant as specified in its charter)




             Delaware                   1-12295             76-0513049
    (State or other jurisdiction of  (Commission     (I.R.S. Employer
    incorporation or organization)   File Number)     Identification No.)




     500 Dallas, Suite 2500, Houston, Texas                    77002
      (Address of principal executive offices)               (Zip Code)




                               (713) 860-2500
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.

   (b)  On July 31, 2002, Genesis Energy, Inc. ("Genesis") amended Section
11.2 of the Second Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P. ("the Partnership Agreement") to broaden the right of the limited partners to remove the general partner of Genesis Energy, L.P. ("GELP"). Prior to this amendment, the general partner could only be removed for cause and with approval by holders of two-thirds or more of the outstanding limited partner interests in GELP. As amended, the Partnership Agreement provides that, with the approval of at least a majority of the limited partners in GELP, the general partner also may be removed without cause. Any limited partner interests held by the general partner and its affiliates are to be excluded from such a vote.

   The amendment further provides that if it is proposed that the removal is without cause and an affiliate of Denbury Resources Inc. ("Denbury") is the general partner to be removed and not proposed as a successor, then any action for removal must also provide for Denbury to be granted an option effective upon its removal to purchase GELP's Mississippi pipeline system at a price that is 110 percent of its fair market value at that time. Fair value is to be determined by agreement of two independent appraisers, one chosen by the successor general partner and the other by Denbury or if they are unable to agree, the mid-point of the values determined by them.

   The amendment was negotiated on behalf of GELP by the audit committee of the board of directors of Genesis. Upon determination of its fairness, including obtaining an opinion from the investment banking firm of the GulfStar Group as to the amendment's fairness to the common unitholders of GELP, and an opinion from Delaware legal counsel as to the form of the amendment, the audit committee recommended approval of the amendment to the board of directors of Genesis.

   The Third Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P. is attached as Exhibit 4.1 to this Current Report on Form 8-K. The opinion of the GulfStar Group as to the fairness of the amendment to the limited partners of GELP is attached as Exhibit 99.1 to this Current Report on Form 8-K.

   The Third Amended and Restated Agreement of Limited Partnership of Genesis Crude Oil, L.P. is attached as Exhibit 4.2 to this Current Report on Form 8-K. This agreement was amended to conform to the changes in the Third Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P.

Item 8.  Exhibits.

   (c)  Exhibits

         The following materials are filed as exhibits to this Current Report on Form 8-K.

       Exhibit.
       --------

       *4.1 Third Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P.

       *4.2 Third Amended and Restated Agreement of Limited Partnership of Genesis Crude Oil, L.P.

       *99.1 Letter from the GulfStar Group to the Audit Committee of Genesis as to the fairness of the amendment to the Partnership Agreement.

---------------------------------
*  filed herewith

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GENESIS ENERGY, L.P.
                                              (A Delaware Limited Partnership)

                                          By:  GENESIS ENERGY, INC., as
                                                 General Partner


Date:  August 13, 2002                    By:  /s/  Ross A. Benavides
                                               -----------------------------
                                               Ross A. Benavides
                                               Chief Financial Officer


                               INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------

*4.1 Third Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P.

*4.2 Third Amended and Restated Agreement of Limited Partnership of Genesis Crude Oil, L.P.

*99.1 Letter from the GulfStar Group to the Audit Committee of Genesis as to the fairness of the amendment to the Partnership Agreement.

-------------------------------
*  filed herewith